Exhibit 99.1

 Disrupting Convention in Women’s Health Through Continuous Innovation  January 2022  Corporate Presentation

 Forward-Looking Statements  This Presentation contains "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995 relating to our business, operations and financial conditions, including but not limited to current beliefs, expectations and assumptions regarding the future of our business, future plans and strategies, results of clinical trials and other future conditions. Words such as, but not limited to, "anticipate", "believe", "could", "estimate", "expect", "intend", "may", "plan", "potential", "predict", "project", "should", "will", "would" or the negative of those terms, and similar expressions that convey uncertainty of future events or outcomes, identify forward-looking statements.These forward-looking statements reflect management's beliefs and views with respect to future events and are based on estimates and assumptions as of the date of this Presentation and are subject to risks and uncertainties. Moreover, the Company operates in a very competitive and rapidly changing environment. New risks emerge from time to time. It is not possible for management to predict all risks, nor can the Company assess the impact of all factors on its business or the extent to which any factor, or combination of factors, may cause actual results to differ materially from those contained in any forward-looking statements we may make. Given these uncertainties, you should not place undue reliance on these forward-looking statements. The Company qualifies all of the forward-looking statements in this Presentation by these cautionary statements. Except as required by law, the Company undertakes no obligation to publicly update any forward-looking statements, whether as a result of new information, future events or otherwise.Statements contained herein are made as of the date of this Presentation unless stated otherwise, and neither this Presentation, nor any sale of securities, shall under any circumstances create an implication that the information contained herein is correct as of any time after such date or that the information will be updated or revisited to reflect information that subsequently becomes available or changes occurring after that date hereof.Certain information contained in this Presentation relates to or is based statistical and other industry and market data obtained from independent industry publications and research, surveys and studies conducted by independent third parties as well as the Company's own estimates. The market data used in this Presentation involves a number of assumptions and limitations, and you are cautioned not to give undue weight to such data. Industry publications and third-party research, surveys and studies generally indicate that their information has been obtained from sources believed to be reliable, although they do not guarantee the accuracy or completeness of such information. The Company's estimates of the patient population with the potential to benefit from treatment with any product candidates the Company may develop include several key assumptions based on its industry knowledge, industry publications and third-party research, which may be based on a small sample size and may fail to accurately reflect the addressable patient population. While the Company believes that its internal assumptions are reasonable, no independent source has verified such assumptions.This Presentation contains trademarks, trade names, or service marks belonging to other entities. The Company does not intend the use or display of other parties' trade names, trademarks or service marks to imply a relationship with, or endorsement or sponsorship of, or by these other parties.

   Femasys: At-a-Glance    Who We Are  Financial Information  Femasys is a biomedical company aiming to meet women’s needs worldwide with a novel suite of products and product candidates that include minimally invasive, in-office technologies for reproductive health.Headquarters: Suwanee, GA  Nasdaq: FEMYIPO date: June 2021 (as of 09/30/21)Market Cap: $81.3 M Cash: $27.28 M

 Investment Highlights  Biomedical Company Disrupting the Approaches to Women’s Health with Proprietary Diagnostic and Device Solutions in DevelopmentAddressing Multi-Billion Dollar Global Market Opportunities in Infertility and Permanent Birth Control With Differentiated and Improved ApproachesClear Reimbursement Path with Limited Competition Yields Improved Patient Care and Health EconomicsWoman-Founded and Led, Experienced Leadership Team with Concentrated Development ExpertiseIn-House CMC and Device Infrastructure; 130+ Patents Filed Globally$33 million from recent IPO; early investment from Medtronic

 Our Product Pipeline   Add anticipated milestones? - per Dory: Kathy will discuss stage and we can hold this until later in the presentation  Infertility Products and Product Candidates  Contraception Product Candidate  Biopsy Product             Research  Preclinical  De Novo Clinical Study  Approval  PMA Clinical Studies  Approval  Stage ISafety  Stage IIValidation  Stage IIIPivotal  Research  Preclinical  Research  Preclinical  Research  Preclinical  THERAPEUTIC  FemaSeed®  Localized Directional Insemination  DIAGNOSTIC  FemVue®️  Contrast-Generating Device  FemCath™️  Selective Delivery Catheter  FemBloc®  Permanent Birth Control and Ultrasound Occlusion Confirmation  FemCerv®  Endocervical Tissue Sampler

 Broadly Applicable Proprietary Platform Technologies  Our portfolio of products and product candidates address various underserved areas of the reproductive and gynecological market providing solutions for OB/GYNS

 Our Novel Biomedical Procedures in Development: Simple and In-Office  Specified, precise delivery to fallopian tubes (i.e., biomedical material, sperm or therapeutic agents)   No anesthesia and no incisionsNo special skillset and no capital equipmentNo cannulation of tubePatents issued and pending  Common minimally invasive technique(i.e., intrauterine catheters, IUD)  Dual Placement  Single Placement

 Our Companion Ultrasound-Based Diagnostics: Simple and In-Office  Balloon catheter insertedcommon technique  Deliver saline-air contrast for tubal evaluation  Occlusion  Patency  No RadiationNo X-Ray DyeNo Referral to Radiology Center  Contrast generation for screening and occlusion confirmation for use with our novel biomedical procedures  GLOBAL: Update with MOA time permitting

 Strong Global IP Portfolio  Our Patent Estate Encompasses Utility and Design  130+ patents ISSUED globally; OVER 40 pending  Directional Delivery (dual or single) to Fallopian Tubes  Biopolymer Composition for Tubal Occlusion  Contrast Generating Ultrasound Visible  Tissue Sampling for Cancer Detection  FemBloc, FemaSeed, FemCath  FemBloc  FemVue  FemCerv  Occlusion Confirmation for FemBloc

 FemBloc®  Permanent Birth Control + Ultrasound Occlusion Confirmation  First and only non-surgical, in-office, permanent birth control option in development with the potential to be the safest and most natural approach at half the cost of the long-standing surgical alternativeFirst in-office ultrasound approach for confirmation of procedure success

 Since surgical tubal ligation has been performed since the 1880’s and remains the most common option for women who want permanent birth control.   Permanent Birth Control Alternatives: Unmet Need (U.S. only)  >13M women no longer intend to have children  >12M use non-permanent birth control, long-term  800,000 women choose surgical tubal ligation as a form of permanent birth control every year  More than 100 years of stagnant innovation for permanent birth control

 Essure® is a registered trademark of Bayer Healthcare (Conceptus) and, as of December 2018, no longer a marketed solution.  FemBloc: Expected Competitive Advantages Over Existing or Previous Birth Control Options      On-Market Solutions      Off-Market                FemBloc  Surgical Tubal Ligation  IUD(Reversible)    Essure®  Permanent  ✔  ✔      ✔  Office Procedure  ✔    ✔    Some  No Special Capital Equipment   ✔    ✔      No Anesthesia  ✔    ✔      No Coil Implant/ Clip  ✔          No Hormones  ✔  ✔      ✔  One-Time Cost  ✔  ✔  Multiple IUDs    ✔  Worldwide Applicability  ✔  Some  ✔

 Companion ultrasound procedure exclusive to FemBloc confirms procedure success  Occlusion Confirmation  No Permanent Implant – Scar Tissue Closes Tubal Lumen  FemBloc Treatment  FemBloc Permanent Birth Control in Development  The first and only non-surgical, in-office approach  Balloon at tubal opening without cannulation  Biopolymer is designed to be expelled within 3 months    3 Months  Blockage  Biopolymer solidifies  Biopolymer degrades  Saline-air contrast confirms blockage

 Summary:n=183 subjects being followed for 5 years Patients found procedures highly tolerable 96% physicians assessed procedure to be extremely/ very simple99% physicians assessed easier than tubal ligation surgery  Summary:n=93 subjects received planned hysterectomy Subset with histopathology demonstrating biopolymer tissue reactionsNo serious safety events reported  Goals:n=50 subjects receive two confirmation tests to allow selection of ultrasound or radiology testEvaluate adequacy of improvements to procedures, products and training  Goals:IDE approval of study design(multi-center, unblinded prospective study)Previous FDA approved third-party study designs:primary endpoint of pregnancy rate at 1 year post confirmation testsafety follow-up 2-5 years post-market  Safety & Effectivenessof FemBloc  Selection of ConfirmationTest for Pivotal  No Serious AEs Reported  Evaluated Delivery &Biopolymer Effectiveness  FemBloc Clinical Studies for Pre-Market Approval (PMA)  SITE RECRUITMENT UNDERWAY  Early Clinical(completed)  Stage I: Safety(enrollment completed Feb 2019)  Stage II: Validation(on-going)  Stage III: Pivotal(pending)

 165  27  53  8  2  2  3  5  12  1  FemBloc Treatment  (90 days)  FemBloc: Majority AEs Were Mild and Occurred at Time of Procedure (n = 183 subjects)  Patients are being followed for 5 years, with first subjects approaching 4-year follow-up    94% AEs related to device/ procedure occurred within 7 days of procedure  75% AEs mild  No SAEs

 Bleeding/Spotting (41.5%)  Pain/Cramps (38%)  Other  28%  10.3%  2.1%  1.1%  24.8%  8.9%  4.3%  1.1%  1.8%  *Visual Analog Scale (VAS) from 0-10 was used.  FemBloc: Most Common Reported AEs (>1%) Were Related to Bleeding/Spotting or Pelvic Pain/Cramping  Mean pain/ discomfort score* as reported by patient: 4.3 for FemBloc treatment and 3.0 for confirmation

 Permanent Birth Control Market Opportunity (U.S.)  Near-Term Target Market $2B Annual  Market Expansion Opportunity $20 B Total    Includes women (and partners) choosing permanent birth control annually (~1.3M)  Includes women using non-permanent options but are candidates (>12M)  Hormones  Condoms  Tubal Ligation Surgery    72 M Reproductive Aged Women  Most Invasive/ Most Reliable  Least Invasive / Least Reliable

 FemBloc: Improved Health Economics  Permanent One-Time Cost Breakdown  Pre-Op   $6,000*  Facility  Anesthesia  Post-Op  Cost of FemBloc System  Anesthesia  Physician / Practice  Est < ½ cost of Tubal Ligation  Physician  In-office procedure expands practice servicesCan perform multiple procedures in same roomQuicker to perform and resume normal activities  FemBloc Efficiencies  Planned Parenthood 2019, https://www.plannedparenthood.org/learn/birth-control;Doximity 2019; U.S. Bureau of Labor Statistics, 2019.

 In-office procedure  FemBloc Treatment  Category covered (ACA)Cat III code approved  2  FemBloc: Clear Reimbursement Path  3 reimbursable office visits  1+ Days  3 Months  In-office visit(required for permanent birth control)  Counseling/Eligibility  Existing CPT codes  1  In-office ultrasound procedure  Cat III code approved  FemBloc Confirmation  3

 FemaSeed®  Localized Directional Insemination  Developing the first and only first-line approach designed to deliver sperm where conception occursDesigned to be more affordable than assisted reproductionIncludes first in-office ultrasound diagnosis of fallopian tubes for infertility  Companion Diagnostics FemVue® and FemCath™

 Infertility: Unmet Need (U.S. only)   More than 9 million struggle with infertility  Despite advancements, there have been no new affordable options in decades.

 FemaSeed: Expected Competitive Advantages Over Existing Infertility Options    FemaSeed  Traditional IUI  IVF    Artificial Insemination  ✔  ✔      Sperm delivered directly to egg (FemaSeed via fallopian tube)   ✔    ✔    Stimulation Drugs optional  ✔  ✔      Low Procedure Cost  ✔  ✔      Minimal Training  ✔  ✔

 FemVue®  Diagnostic Evaluation of Fallopian Tubes  Commercially Available  FemCath™  Selective Fallopian Tube Contrast Placement  Commercially Available  First diagnostic to allow for selective evaluation of a fallopian tube with contrast  First diagnostic that creates natural contrast for an in-office ultrasound approach  Companion Diagnostics for FemaSeed® Localized Directional Insemination Procedure

 FemVue Saline-Air Device (used prior to FemaSeed Procedure)  Diagnostic performed prior to infertility proceduresCan be combined with saline evaluation of uterine cavity (standard of care)On-line training and support available for new customersPhysician locator available on patient websiteReimbursed using existing codes  First In-office, Ultrasound Approach for Fallopian Tube Evaluation  Commercially Available: U.S., Europe, Canada, Japan  When paired with FemCath allows for selective tubal evaluation   Saline-Air contrast travels through the fallopian tube when open

 FemaSeed Localized Directional Insemination in Development  Limited advancements - continuous demand for less costly options  Undirected sperm delivery to cavity (IUI) is first line treatment despite low success rates  First and only approach delivering sperm where conception occurs

 FemaSeed: de Novo Pivotal LOCAL Clinical Trial  IDE Approval Received April 2021  SITE RECRUITMENT UNDERWAY  Prospective, Multi-Center, Single-Arm (n=792 cycles)  Confirmed clinical pregnancy with fetal heartbeat at 7 weeks post FemaSeed procedure   Occurs at midpoint of data set        Clinical Trial Design  Interim Analysis:  Primary Effectiveness Endpoint:

 Market Opportunity (U.S.)  Near-Term Target Market $800M Total  Market Expansion Opportunity $2B Total    Includes women choosing IUI and required tubal diagnosis  Intrauterine Insemination (IUI)  Diagnosis / Drugs  Discussion Only  IVF(~200k/ year)    >9M Infertile Women  Most Expensive  Least Expensive

     FemaSeed Potential Market Penetration  U.S. Commercial Strategy   Goals:  No Advancement for Decades and Limited Competition in the Infertility Product Category  1,300 reproductive endocrinologists at 450 practices  Hire direct sales force for U.S., distribution partners for internationalInitially target customers for FemVue (50 practices currently)8 states represent over 50% practices and 60% of assisted reproductive cycles  Prospective Targets

 FemCerv®  Diagnostic/Cervical Cancer Sampling  First endocervical biopsy designed for comprehensive tissue sampling with minimal contamination  FDA Approved Commercialization Pending

 Expanded Collection Chamber  FemCerv: Diagnostic Cervical Screening Solution   First cervical tissue sampler designed to improve tissue quality and quantity    1  Designed for minimal contaminationAllows for comprehensive tissue samplingDesigned to minimize patient discomfort    2  Collected sample

 Our Strategy: Targeting Ob/Gyns With Product Solutions Throughout the Continuum of Female Care  Addressing facets of care that have had negligible advancement over decades to create improved patient care and improved physician treatment options  Procedures for Infertility/Permanent Birth Control  Diagnostic Evaluation  Occlusion Confirmation for FemBloc and FemCerv  FemVue and FemCath  FemaSeed and FemBloc  Diagnostic Confirmation and Ongoing Care

   Our Strategy: Targeting Ob/Gyns With Product Solutions Throughout the Continuum of Female Care  U.S. Commercial Strategy   Goals:  Limited In-Office Advancements for Gynecologic Care Leaves Antiquated Options In Key Areas  41,000 U.S. Gynecologists in office practices  Expand Infertility Sales force for GYN in-office call pointInitially target customers for already commercialized product linesDirect in U.S, distribution partners international, breadth of product solutions including diagnostics and therapeutics   Prospective Targets

 Upcoming Anticipated Milestones  Near term expected valuation inflection points creating accretive value for investors  2022  Q1  Q2  Q3  Q4  Complete enrollment of FemBloc Stage II study  Interim data for FemaSeed trial  IDE submission for FemBloc pivotal trial  Complete Femaseed pivotal trial enrollment

 Key Leadership  Experienced biotechnology and medical device developers  Kathy Lee-Sepsick  President, CEO, Founder  25+ years of experience  Jeffery Marcus, MD   Chief Medical Advisor  25+ years of experience  Dan Currie  Sr. VP, Operations  30+ years of experience  Gary Thompson  VP, Finance & Administration  30+ years of experience  Lexy Kelley, MD  VP, Medical & Clinical Affairs  14+ years of experience  Terrell Pruitt  VP, Manufacturing  25+ years of experience  Todd Creech  Chief Financial Advisor  20+ years of experience  Edward Evantash, MD  Chief Medical Officer  20+ years of experience  Mary An Merchant, JD, PhD  VP Counsel, Intellectual Property  25+ years of experience

 Investment Highlights  Biomedical Company Disrupting the Approaches to Women’s Health with Proprietary Diagnostic and Device Solutions in DevelopmentAddressing Multi-Billion Dollar Global Market Opportunities in Infertility and Permanent Birth Control With Differentiated and Improved ApproachesClear Reimbursement Path with Limited Competition Yields Improved Patient Care and Health EconomicsWoman-Founded and Led, Experienced Leadership Team with Concentrated Development ExpertiseIn-House CMC and Device Infrastructure; 130+ Patents Filed Globally$33 million from recent IPO; early investment from Medtronic

 Disrupting Convention in Women’s Health Through Continuous Innovation  January 2022  Corporate Presentation  Investors: Chuck PadalaIR@femasys.com  Contact:   Media: Sky StriarMedia@femasys.com